STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS

SUPPLEMENT DATED JANUARY 12, 2016 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED APRIL 1, 2015

The fourth paragraph of the section entitled “ADDITIONAL TRUST INFORMATION – EXPENSES” beginning on page 52 of the SAI is deleted and replaced with the following:

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Portfolios from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time. There is no guarantee that a Portfolio will be able to avoid a negative yield.